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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 19, 2004
                                                         ---------------

                         CITIZENS & NORTHERN CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania                     0-16084                 23-2451943
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
of incorporation)                      File Number)          Identification No.)

90-92 Main Street, Wellsboro, PA                                       16901
---------------------------------------                             ----------
(Address of Principal Executive Office)                             (Zip Code)


Registrant's telephone number, including area code   (570) 724-3411
                                                     --------------


                                       N/A
                                      -----
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

(  ) Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

(  ) Soliciting material  pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
          CHANGE IN FISCAL YEAR

On August 19, 2004, the Board of Directors of Citizens & Northern Corporation voted to increase the maximum age for eligibility for election as a member of the Board to sixty-eight (68) years from sixty-five (65) years. This change was effective immediately upon adoption by the Board. A copy of the amended By-Laws of Citizens & Northern Corporation is included as Exhibit 3.1 to this Form 8-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 3.1 - Citizens & Northern Corporation By-Laws, as Amended
August 19, 2004






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CITIZENS & NORTHERN CORPORATION

Date:  8/25/04                              By: /s/ Craig G. Litchfield
                                                -----------------------------
                                                Name: Craig G. Litchfield
                                                Title: Chairman, President and
                                                       Chief Executive Officer



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